Exhibit 10.1

AMENDMENT NO. 1
TO
STEMMING SERVICES AGREEMENT

This Amendment No. 1 (this “Amendment”), dated August 29, 2002, is by and between Philip Morris Incorporated, a Virginia corporation doing business as Philip Morris U.S.A. (“PM”), and Universal Leaf Tobacco Company, Incorporated (“Contractor”), a Virginia corporation.

RECITALS
WHEREAS, PM and Contractor have entered into an Agreement for Stemming Services, dated May 11, 2001 (the “Agreement”); and

WHEREAS, PM and Contractor now wish to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration exchanged, PM and Contractor agree as follows:

1.	All capitalized terms shall have meanings set forth herein or in the Agreement.

2.	This Amendment shall be effective as of July 1, 2002.

3.	Section 3.8.1 of the Agreement is amended and restated as follows:

3.8.1 Minimum and Maximum Quantities to be Processed

This is not a requirements contract. During the Term hereof, Contractor shall accept delivery of and process such quantities of PM tobacco of domestic origin as PM may deliver for processing; provided, however, unless otherwise mutually agreed, during processing season Contractor shall not be obligated to process PM tobacco in excess of the sum of (a) 500,000 pounds plus (b) the lesser of (i) the quantity of PM green tobacco indicated in the applicable PM Forecast and (ii) the applicable Available Processing Capacity.

PM shall deliver for processing hereunder each Contract Year (such deliveries to be before or during the Contract Year in question) a minimum quantity of PM tobacco of domestic origin approximately equal to the sum of (a) the Base Quantity, determined as provided in Section 3.8.2, and (b) the Incentive Quantity, if any, determined as provided in Section 3.8.3; provided, however, this minimum quantity shall be subject to reduction and reallocation as provided in Sections 3.8.4, 3.8.5 and 3.8.6. If the quantity of PM tobacco of domestic origin delivered for processing hereunder in any Contract Year is less than the minimum quantity required by the preceding sentence, PM nevertheless shall be deemed to have fulfilled its minimum delivery obligation hereunder in any Contract Year so long as the unexcused shortfall in PM’s deliveries hereunder for processing that Contract Year does not exceed 500,000 pounds.

Unless otherwise mutually agreed, all PM tobacco to be processed hereunder shall be of domestic origin. If tobacco of foreign origin is processed hereunder, such tobacco shall be in addition to the minimum quantity required to be delivered by PM pursuant to this Section 3.8. PM undertakes no obligation to offer Contractor the opportunity to process any PM tobacco of foreign origin.

PM reserves the right to enter into contracts with one or more other contractors for the remainder of its requirements for Stemming Services. Such contracts, however, shall not be inconsistent with the terms of this Section 3.8 respecting the allocation of quantities of PM tobacco of domestic origin for processing by Contractor hereunder.

4.	A new Section 12.6 shall be added as follows:

12.6 Child Labor

Contractor shall not employ any person who is younger than (i) the age of 15 or (ii) the applicable minimum legal age for the specific type of work performed by the minor employee, whichever is higher. Contractor represents and warrants that permitted employees under the age of 18 shall not be engaged in work that, by its nature, by its designation under applicable law or regulation, or given the circumstances under which it is performed, is hazardous or otherwise likely to harm the health or safety of those employees. Contractor further represents and warrants that the weekly and daily working schedules of permitted employees under the age of 18 shall be in compliance with all applicable laws and regulations, and that Contractor shall not compel any person to work involuntarily or under any threats or duress. Audits contemplated by this Agreement shall cover Contractor’s compliance with the provisions of this section.

5.	Section 24.1 of the Agreement is amended and restated in its entirety as follows:

24.1 Obligations Arising Under Prior Contracts

Pursuant to the Hogshead Repair, Extrusion and Stemming Services Agreement dated July 1, 1994, as amended (the “Hogshead Agreement”) and the Stemming Services Agreement dated August 18, 2000 (the “Prior Agreement”) between PM and Contractor, PM has made payments to Contractor with respect to certain capital investments made by Contractor. These payments were based on depreciation charges for certain assets acquired by Contractor, with PM’s approval, between July 1, 1994 and June 30, 2000. PM shall continue to pay depreciation-based charges to Contractor with respect to these assets in the amounts and in accordance with the payment schedule set forth in Exhibit J-1 (the

“Capital Charges”). The Capital Charges shall be in lieu of the termination payments respecting Contractor’s capital investments in support of Stemming Services provided for in Section 24.1 of the Prior Agreement. PM and Contractor expect that this Agreement will continue for a period longer than the payment schedule set forth in Exhibit J-1, but if this Agreement is cancelled by either party due to an Event of Default, within 90 days after such cancellation PM shall pay Contractor the positive difference, if any, between (a) the sum of the Capital Charges as shall then be remaining to be paid hereunder and (b) 80% of the sum of the fair market values corresponding to those of the assets listed in Exhibit J-2 (each, a “Capital Asset”) that have not been sold, scrapped, transferred or otherwise disposed of previously in accordance with Section 24.2 below.

6.	Section 24.2 is hereby amended and restated in its entirety as follows:

24.2 Sale or Other Disposition of Certain Assets

(a) If, during the Term hereof, Contractor sells, scraps, transfers or otherwise disposes of any Capital Asset, Contractor shall pay PM an amount equal to 80% of the fair market value of such Capital Asset, such fair market value to be determined as provided in Section 24.3 below; provided, however, no such payment obligation shall arise with respect to the transfer of any Capital Asset (a) from the JPT Facility to a Contractor affiliate to the extent such Capital Asset continues to be used in the performance of services for PM or (b) from any other Stemming Facility to a Contractor affiliate to the extent such Capital Asset continues to be used in the performance of services for PM. For the purpose of the preceding sentence, “services for PM” shall be deemed to include Stemming Services, stem processing and blending services, special picking services and any other services provided for PM at a US facility by ULT or one of its affiliates.

(b) During the Term of this Agreement and except in the event of a transfer to a Contractor affiliate as provided above, Contractor shall provide notice to PM in the event Contractor intends to sell, scrap, transfer or otherwise dispose of any equipment used in its tobacco processing operations in the United States (including, but not limited to, the Capital Assets) that Contractor originally purchased at a price of more than $200,000.00. Upon receipt of such notice, PM shall have the right to purchase any such Capital Asset at a mutually agreeable price. If PM does not notify Contractor of its intent to purchase such Capital Asset within 30 days of its receipt of Contractor’s notice, or if the parties are unable to agree upon a mutually agreeable price for such Capital Asset within 30 days after PM’s receipt of Contractor’s notice, Contractor shall be entitled to otherwise sell, scrap, transfer or dispose of such asset.

7. Section 24.3 of the Agreement is deleted, and Section 24.4 is renumbered Section 24.3 and amended and restated as follows:

24.3 Fair Market Value

For purposes of this Section 24, the “fair market value” of any Capital Asset, subject to the applicable provisions of Sections 24.1 and 24.2 hereof, shall be the positive difference, if any, between (a) the price a third party would pay for such Capital Asset on an “as-is, where-is” basis as of the applicable valuation date (the “arms length price”) and (b) the actual costs, if any, incurred by Contractor after the valuation date in removing the Capital Asset from the Stemming Facility. For purposes of the preceding sentence, the arms length price shall be determined based on Contractor’s good faith estimate of the price that a third party under no compulsion to purchase would pay for such Capital Asset as of the applicable valuation date. If, however, PM disputes Contractor’s proposed arms length price of any Capital Asset and so notifies Contractor within 30 days after receipt of Contractor’s good faith estimate, then the arms length price for such Capital Asset shall be determined by a third party dealer acceptable to both PM and Contractor, based on the dealer’s assessment of the amount a purchaser would be willing to pay for such Capital Asset on an “as is, where is” basis as of the applicable valuation date. The valuation date for determining the arms length price shall be (a) the date of cancellation of this Agreement with respect to payments pursuant to Section 24.1 or (b) the date of disposition of the Capital Asset with respect to payments pursuant to Section 24.2, as the case may be. For purposes of this paragraph, the term “as-is, where-is” shall mean the particular physical condition and the actual location of the Capital Asset as of the applicable valuation date.

8.	Section 24.5 is renumbered Section 24.4.

9.	Exhibit J-2 of the Agreement is amended and restated as provided in the document attached hereto as Appendix 1.

10.	Except as hereby specifically amended, the Agreement is and shall remain in full force and effect as written.

11. This Amendment may be executed in separate counterparts that, taken together, shall constitute and evidence the agreement of the parties.

12.      The Agreement and this Amendment constitute the entire agreement of the parties regarding their subject matter and supersede all prior or contemporaneous agreements or understandings regarding such subject matter.

WITNESS the signatures of the authorized representatives of the parties:

PHILIP MORRIS INCORPORATED	UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED

By: /s/ Michael A. Farriss	By: /s/ Ray M. Paul, Jr.

Name: Michael A. Farriss	Name: Ray M. Paul, Jr.

Title: Vice President Leaf	Title: Senior Vice President

APPENDIX 1

Exhibit J-2

HENDERSON

Asset Type	Asset	Tag Nbr	Description

MACH EQUIP	11664	10978	DSC 10000 CFM SRC PROJECT	10,000 CFM Dust Bag Unit
MACH EQUIP	11650	10963	SHAKER, STRIP VIBRATING; SRC P	MacTavish 16' x 6'
MACH EQUIP	11651	10964	SHAKER, STRIP VIBRATING; SRC P	MacTavish 16' x 6'
MACH EQUIP	11652	10965	SRC AND RELATED CONVEYORS	SRC Vision Optical Tobacco Sorter
MACH EQUIP		11354	SRC CONVEYOR	9' X 3' Johnson Industrial Mach.
MACH EQUIP		11352	SRC CONVEYOR	40' x 3' Johnson Industrial Mach.
MACH EQUIP		11350	SRC CONVEYOR	32' x 30'' Johnson Industrial Mach.
MACH EQUIP	11653	10966	SRC AND RELATED CONVEYORS	SRC Vision Optical Tobacco Sorter
MACH EQUIP		11349	SRC CONVEYOR	20' X 1' Johnson Industrial Mach.
MACH EQUIP		11353	SRC CONVEYOR	4' X 3' Johnson Industrial Mach.
MACH EQUIP		11351	SRC CONVEYOR	40' X 3' Johnson Industrial Mach.
MACH EQUIP	11660	10973	SRC AND RELATED CONVEYORS	SRC Vision Optical Tobacco Sorter
MACH EQUIP		11379	SRC CONVEYOR	22' X 30'' Johnson Industrial Mach.
MACH EQUIP		11370	SRC CONVEYOR	30' X 1' Johnson Industrial Mach.
MACH EQUIP	11666	10980	SRC PROJECT	Hydro Thrift Cooling Tower Pumps - two 15 HP pumps
MACH EQUIP	11659	10972	SRC PROJECT AND RELATED CONVEY	SRC Vision Optical Tobacco Sorter
MACH EQUIP		11378	SRC CONVEYOR	22' X 30'' Johnson Industrial Mach.
MACH EQUIP		11377	SRC CONVEYOR	29' X 30'' Johnson Industrial Mach.
MACH EQUIP		11380	SRC CONVEYOR SPLITTER	Load Splitter Conveyor Johnson Industrial Mach.
MACH EQUIP	11662	10976	SRC PROJECT CUTLER-HAMMER	Cutler-Hammer Freedom 2100 Motor Control Center
MACH EQUIP	11681	10975	SRC PROJECT S/N: 97L.78246.100	SRC Vision Control Panel
MACH EQUIP	11654	10967	SRC PROJECT S/N: 97M.78246.100	SRC Vision Control Panel
MACH EQUIP	11655	10968	SRC PROJECT S/N: 97M.78246.100	SRC Vision Control Panel
MACH EQUIP	11661	10974	SRC PROJECT S/N: 97M.78246.100	SRC Vision Control Panel
MACH EQUIP	11656	10969	SRC, CUTLER-HAMMER S/N:HRAS141	Cutler-Hammer Freedom 2100 Motor Control Center

MACH EQUIP	11506	10830	KICE #FC9-WX ARR#9FB W/ 7.5 HP	Kice Fan
MACH EQUIP	28877	11017	SEPARATOR, KICE	Kice Fan

LAB	11610	10926	OVEN, FREAS	Precision Scientific Model 605
LAB	28980	11022	FREAS OVEN	Precision Scientific Model 31057P
LAB	28981	11023	FREAS OVEN	Precision Scientific Model 31057P
LAB	28982	11024	FREAS OVEN	Precision Scientific 605
LAB	28983	11025	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28984	11026	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28985	11027	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28986	11028	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28987	11029	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28988	11030	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28989	11031	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28990	11032	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28991	11033	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer
LAB	28992	11034	METTLER MOISTURE ANALYZER	Mettler Toledo HR73 Halogen Moisture Analyzer

LAB	6408	0000A1	KABAT ROTAMETERS AND NOZZLES F
MACH EQUIP	7004	2499	REDRYER KABAT SPRAY BOOM MODIF
MACH EQUIP	6980	2409	REDRYER, KABAT CONTROLS
MACH EQUIP	6981	2409	REDRYER, KABAT SPRAY BOOM MODI
MACH EQUIP	6979	2409	REDRYER, KABAT XYCOM
MACH EQUIP	7003	2499	REDRYER, KABAT XYCOM

APPENDIX 1

Exhibit J-2
(cont’d)

WILSON

Asset Type	Asset	Tag Nbr	Description

MACH EQUIP	17945	9634	SRC 972-78230-003 MODEL ATS-2-
MACH EQUIP	17946	9635	SRC 972-78230-004 MODEL ATS-2-
MACH EQUIP	17962	9651	SRC 972-78230-005 MODEL ATS-2-
MACH EQUIP	17963	9652	SRC 972-78230-006 MODEL ATS-2-
MACH EQUIP	11658	10450	Note: TPI Tag Number A&B line shaker
MACH EQUIP	11657	10449	Note: TPI Tag Number (Spare Shaker)
MACH EQUIP		9637	Note: TPI Tag Number C&D line shaker

MACH EQUIP	28577	9713	AIRLOCK KICE MULTI
MACH EQUIP	28575	9713	AIRLOCK-KICE CYCLONE
MACH EQUIP	28579	9714	FAN-KICE
MACH EQUIP	17815	9502	ARENCO CARDWELL C&D
MACH EQUIP	17667	9351	ASPIRATOR, MULTI-6E18 KICE

LAB	28917	9733	FREAS OVEN
LAB	28918	9732	FREAS OVEN
LAB	28919	9731	FREAS OVEN
LAB	28920	9730	FREAS OVEN
LAB	28960	9741	Mettler Moisture Analyzer
LAB	28961	9742	Mettler Moisture Analyzer
LAB	28962	9743	Mettler Moisture Analyzer
LAB	28963	9744	Mettler Moisture Analyzer
LAB	28964	9745	Mettler Moisture Analyzer
LAB	28965	9746	Mettler Moisture Analyzer
LAB	28966	9748	Mettler Moisture Analyzer
LAB	28967	9749	Mettler Moisture Analyzer
LAB	28968	9750	Mettler Moisture Analyzer
LAB	17922	9610	MOISTURE TESTER MODEL SAS-E/1
LAB	17983	9672	MOISTURE TESTER MODEL SAS-E/1
LAB	28911	9736	MOISTURE TRANSMITTER
LAB	28912	9735	MOISTURE TRANSMITTER
LAB	28913	9734	MOISTURE TRANSMITTER
LAB	17986	9675	PRECISION SCIENTIFIC #31 56P
LAB	17985	9674	PRECISION SCIENTIFIC #31056P

LAB	15052	5302	KABAT
LAB	15068	5306	KABAT
LAB	17828	9514	KABAT
LAB	17824	9510	KABAT CONTROL PANEL
LAB	15051	5302	KABAT VERIFICATION WEIGH BELT
LAB	15067	5306	KABAT VERIFICATION WEIGH BELT
LAB	15069	5306	KABAT, UPGRADE EAST
LAB	15053	5302	KABAT, UPGRADE WEST

APPENDIX 1

Exhibit J-2
(cont’d)

DANVILLE

Asset Type	Asset	Tag Nbr	Description

MACH EQUIP	11690	7125	OPTICAL SORTER
MACH EQUIP		7122	OPTICAL SORTER
MACH EQUIP		7127	COOLER
MACH EQUIP		7128	SHAKER
MACH EQUIP		7129	SHAKER
MACH EQUIP		7130	SRC-CONVEYOR
MACH EQUIP		7131	SRC-CONVEYOR
MACH EQUIP		7132	SRC-CONVEYOR
MACH EQUIP		7133	SRC-CONVEYOR

MACH EQUIP	28907	107052	HAPMAN CONVEYOR
MACH EQUIP		7134	KICE SEPERATOR
MACH EQUIP		7135	KICE-DIRT SCREW
MACH EQUIP		7136	KICE- DIRT SCREW
MACH EQUIP	28876	11016	SEPARATOR, GUMP

LAB	13405	4533	OVEN
LAB	13340	4469	OVEN, FREAS, MODEL 605 W/ SHEL
LAB	28910	7126	METTLER HR-73
LAB	28320	4612	METTLER OVEN
LAB	28321	4613	METTLER OVEN
LAB	28323	4614	METTLER OVEN
LAB	28326	4615	METTLER OVEN
LAB	29068	7064	Moisture Testing Ovens
LAB	13424	4568	STEM TESTER

MACH EQUIP	13337	4466	KABAT WEIGHBELT AND CONTROLLER

ROCKY MOUNT

Asset Type	Asset	Tag Nbr	Description

MACH EQUIP	29237	11060	CONDITIONING TUNNEL
MACH EQUIP	29238	11061	CONDITIONING TUNNEL
MACH EQUIP	29239	11062	CONDITIONING TUNNEL
MACH EQUIP	29240	11063	CONDITIONING TUNNEL
MACH EQUIP	13464	4745	KABAT	System removed from SPI related controls Boom Rotameter and nozzles Stand related controls